EXHIBIT 99.1
[UNIONBANCAL CORPORATION LOGO APPEARS HERE]



               FOR IMMEDIATE RELEASE (WEDNESDAY, OCTOBER 16, 2002)
               ---------------------------------------------------


CONTACT:    John A. Rice, Jr.    Stephen L. Johnson     Michelle R. Crandall
            Investor Relations   Public Relations       Investor Relations
            (415) 765-2998       (415) 765-3252         (415) 765-2780




UNIONBANCAL CORPORATION REPORTS 8.9 PERCENT INCREASE IN THIRD QUARTER OPERATING EARNINGS PER SHARE

SAN FRANCISCO - UnionBanCal Corporation (NYSE: UB) today reported third quarter 2002 net income of $138.2 million, or $0.88 per diluted common share, an 11.4 percent increase over the $0.79 per diluted common share earned in third quarter 2001. Operating earnings were $135.0 million, or $0.86 per diluted common share, an 8.9 percent increase over the $0.79 per diluted common share earned in third quarter 2001. Operating earnings for third quarter 2002 exclude a $3.2 million net reduction in income tax expense attributable to a permanent reduction in taxes associated with changes in California state tax law.

"We are pleased to report another solid quarter," stated Norimichi Kanari, President and Chief Executive Officer. "The quarter was highlighted by outstanding demand deposit growth and improved asset quality. Despite challenging business conditions throughout 2002, we have generated good profit growth. We believe this demonstrates the strength of UnionBanCal's business model."

TOTAL REVENUE
-------------
For third quarter 2002, total revenue (taxable-equivalent net interest income plus noninterest income) was $575.1 million, an increase of $23.1 million, or
4.2 percent, compared with third quarter 2001. Net interest income increased 3.7 percent, and noninterest income increased 5.2 percent. Compared to second quarter 2002, total revenue was essentially unchanged, with net interest income increasing 1.6 percent and noninterest income decreasing 3.4 percent.

NET INTEREST INCOME (TAXABLE-EQUIVALENT)
----------------------------------------
Net interest income was $392.6 million in third quarter 2002, a $14.1 million, or 3.7 percent, increase from the same quarter a year ago. Average earning assets grew $1.4 billion, or 4.5 percent, due to a $1.0 billion increase in average securities, a $238 million increase in average money market assets and a $54 million, or 0.2 percent, increase in average loans. Average commercial loans decreased $1.6 billion, or 12.4 percent, primarily due to a significant reduction in non-core relationship syndicated loans, while average residential mortgages increased $1.3 billion, or 30.5 percent. The net interest margin was 4.77 percent, a decrease of 4 basis points compared to third quarter 2001, reflecting the lower interest rate environment in third quarter 2002. The average yield on earning assets of $32.8 billion declined 118 basis points, while the average rate on interest bearing liabilities of $18.5 billion fell 170 basis points. Margin erosion was largely mitigated by continued significant growth in average noninterest bearing deposits, which increased $1.9 billion, or 17.5 percent. Average noninterest bearing deposits represented 43.9 percent of total deposits, up from 40.3 percent in the same quarter a year ago. Deposit growth continued to be strong in the title and escrow businesses, reflecting an ongoing high level of residential real estate activity. The average all-in cost of funds for the quarter was 0.91 percent.

On a sequential  quarter basis, net interest income  increased $6.3 million,  or
1.6 percent. Average earning assets grew $83 million, or 0.3 percent, with average loans up $392 million, or 1.5 percent. Average residential mortgages increased $169 million, or 3.0 percent, and average commercial loans decreased $45 million, or 0.4 percent. The average yield on earning assets declined 6 basis points, while the average rate on interest bearing liabilities was 10 basis points lower. Average noninterest bearing deposits increased $594 million, or 5.0 percent. The net interest margin increased 3 basis points to 4.77 percent.

NONINTEREST INCOME
------------------
In third quarter 2002, noninterest income was $182.4 million, up $9.0 million, or 5.2 percent, from the same quarter a year ago. Service charges on deposit accounts increased $5.9 million, or 9.4 percent, primarily due to higher account analysis and transaction fees and higher overdraft fees. Trust and investment management fees were down $2.6 million, or 6.8 percent, primarily due to the decline in equity market values and a continuing mix shift by clients toward lower profit money market portfolios. Insurance commissions increased $6.1 million, all attributable to the fourth quarter 2001 acquisition of Armstrong/Robitaille Insurance Services. There were no auto lease residual writedowns in third quarter 2002, or third quarter 2001.

Noninterest income decreased $6.3 million, or 3.4 percent, on a sequential quarter basis. Service charges on deposits decreased $1.2 million, or 1.8 percent, primarily due to lower account analysis and transaction fees, partially offset by higher overdraft fees. Trust and investment management fees decreased $2.2 million, or 5.9 percent, primarily due to a 7.3 percent decrease in assets under management. Merchant banking fees decreased $2.3 million, or 24.9 percent, primarily due to lower syndication volumes. There were no auto lease residual writedowns in third quarter 2002, compared with $3.0 million in second quarter 2002.

NONINTEREST EXPENSE
-------------------
Noninterest expense for third quarter 2002 was $331.1 million, an increase of $14.1 million, or 4.4 percent, over third quarter 2001. Salaries and employee benefits expense increased $11.1 million, or 6.5 percent, primarily due to annual merit increases and an increase in performance-based incentive expense. Intangible asset amortization expense was $1.5 million, a decline of $2.1 million compared with prior year, principally reflecting the adoption of SFAS 142, Goodwill and Other Intangible Assets.

On a sequential quarter basis,  noninterest  expense increased $1.3 million,  or
0.4 percent.  Salaries and employee  benefits expense declined $3.8 million,  or
2.1 percent.

The efficiency ratio for third quarter 2002 was 57.6 percent, compared with 57.5 percent in third quarter 2001, and 57.4 percent in second quarter 2002.

YEAR-TO-DATE RESULTS
--------------------
Year-to-date net income was $383.0 million, or $2.43 per diluted common share, a
10.5 percent increase compared with the same period last year. Year-to-date operating earnings were $379.7 million, or $2.40 per diluted common share, a
12.1 percent increase compared with the same period last year. Operating earnings for the first nine months of 2001 exclude the after-tax effects of a $20.7 million gain from the sale of the Company's interest in ATM network Star Systems, Inc., and a $6.2 million transition adjustment charge for SFAS 133, Accounting for Derivative Instruments and Hedging Activities. Operating earnings for the first nine months of 2002 exclude a $3.2 million net reduction in income tax expense attributable to a permanent reduction in taxes associated with changes in California state tax law.

For the first nine months of 2002, total revenue on an operating basis was $1.7 billion, an increase of $55 million, or 3.3 percent, compared with the first nine months of 2001. Net interest income increased 1.2 percent, and noninterest income on an operating basis increased 8.1 percent.

Net interest income in the first nine months of 2002 was up $14.2 million compared with the prior year. The adverse impact of the lower rate environment was offset by higher volumes of earning assets and demand deposits. Net interest margin for the first nine months declined 13 basis points to 4.77 percent.

For the first nine months of 2002, noninterest income on an operating basis increased $40.7 million compared with the prior year. Service charges on deposits increased $23.0 million, or 12.7 percent, while trust and investment management fees decreased $7.2 million, or 6.2 percent. Insurance commissions were $19.5 million higher. Year-to-date auto lease residual writedowns were $9.0 million, compared to $28.3 million in 2001.

Year-to-date noninterest expense on an operating basis increased $58.5 million, or 6.3 percent, over the same period in 2001. Salaries and employee benefits expense increased $47.0 million, or 9.4 percent, primarily due to annual merit increases, higher performance-based incentive expense and higher health benefits expense.

CREDIT QUALITY
--------------
Nonperforming assets at September 30, 2002, were $396 million, down from $415 million at June 30, 2002, and $450 million at September 30, 2001. Nonperforming assets were 1.05 percent of total assets at September 30, 2002, compared with
1.15 percent at June 30, 2002, and 1.28 percent at September 30, 2001.

For third quarter 2002, net loans charged off were $42 million and the provision for credit losses was $40 million. For second quarter 2002, net loans charged off were $57 million and the provision for credit losses was $50 million. For third quarter 2001, net loans charged off were $47 million and the provision for credit losses was $50 million.

At September 30, 2002, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.40 percent and 157.7 percent, respectively. These ratios compare with 2.44 percent and 150.8 percent, respectively, at June 30, 2002, and 2.46 percent and 141.7 percent, respectively, at September 30, 2001.

BALANCE SHEET AND CAPITAL RATIOS
--------------------------------
At September 30, 2002, the Company had total assets of $37.6 billion and total deposits of $30.6 billion. Total shareholders' equity was $3.6 billion and the tangible equity ratio was 9.38 percent. Book value per share was $24.22, up 7.7 percent from a year earlier. The Company's Tier I and total risk based capital ratios at September 30, 2002, were 11.14 percent and 12.88 percent, respectively.

SHARE REPURCHASE PROGRAM
------------------------
During third quarter 2002, the Company repurchased 7.6 million shares of common stock at an average price of $41.96 per share. As previously announced, on August 27, 2002, the Company repurchased 7.2 million shares of common stock, at a price of $41.81 per share, from its majority shareholder, The Bank of Tokyo-Mitsubishi, Limited. At September 30, 2002, the Company had authority from its Board of Directors to repurchase an additional $73 million of common stock.

Common shares outstanding at September 30, 2002, were 150.2 million, a decrease of 7.0 million shares, or 4.4 percent, from one year earlier.

FORWARD-LOOKING STATEMENTS
--------------------------
The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations, and global political and general economic conditions. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

CONFERENCE CALL AND WEBCAST
---------------------------
The Company will conduct a conference call to review third quarter 2002 results at 8:30 AM PDT (11:30 AM EDT) on October 17, 2002. Interested parties calling from locations within the United States should call 877-777-1968 (612-338-1917 from outside the United States) 10 minutes prior to the beginning of the conference.

A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, through October 24.

A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM PDT (3:00 PM EDT), October 17, through 11:59 PM PDT, October 24 (2:59 AM EDT, October 25). The reservation number for this playback is 653014.

Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $37.6 billion at September 30, 2002. Its primary subsidiary is Union Bank of California, N.A., the third largest commercial bank in California. Union Bank of California, N.A., has 254 banking offices in California, 6 banking offices in Oregon and Washington and 16 international facilities.

                                      ####

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                                                 PERCENT CHANGE TO
ON A REPORTED EARNINGS BASIS:                        AS OF AND FOR THE THREE MONTHS ENDED     SEPTEMBER 30, 2002 FROM
----------------------------                     ------------------------------------------- --------------------------
                                                  SEPTEMBER 30,    JUNE 30,    SEPTEMBER 30, SEPTEMBER 30,   JUNE 30,
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)          2001          2002           2002          2001         2002
------------------------------------------------ -------------- ------------- -------------- ------------ -------------
RESULTS OF OPERATIONS:
Net interest income (1)                               $ 378,517     $ 386,298      $ 392,636       3.73%         1.64%
Noninterest income                                      173,405       188,774        182,426       5.20%        (3.36%)
                                                 -------------- ------------- --------------
Total revenue                                           551,922       575,072        575,062       4.19%        (0.00%)
Noninterest expense                                     317,042       329,791        331,134       4.44%         0.41%
Provision for credit losses                              50,000        50,000         40,000     (20.00%)      (20.00%)
                                                 -------------- ------------- --------------
Income before income taxes (1)                          184,880       195,281        203,928      10.30%         4.43%
Taxable-equivalent adjustment                               426           537            534      25.35%        (0.56%)
Income tax expense                                       59,325        64,802         65,163       9.84%         0.56%
                                                 -------------- ------------- --------------
Net income                                            $ 125,129     $ 129,942      $ 138,231      10.47%         6.38%
                                                 ============== ============= ==============
PER COMMON SHARE:

Net income-basic                                         $ 0.79        $ 0.83         $ 0.89      12.66%         7.23%
Net income-diluted                                         0.79          0.81           0.88      11.39%         8.64%
Dividends paid                                             0.25          0.25           0.28      12.00%        12.00%
Book value (end of period)                                22.49         23.94          24.22       7.69%         1.17%
Common shares outstanding (end of period)           157,181,483   157,718,215    150,220,119      (4.43%)       (4.75%)
Weighted average common shares
 outstanding - basic                                157,584,675   157,314,527    154,889,552      (1.71%)       (1.54%)
Weighted average common shares
 outstanding - diluted                              159,028,898   159,675,924    156,709,715      (1.46%)       (1.86%)

BALANCE SHEET (END OF PERIOD):

Total assets                                       $ 35,238,937  $ 36,136,725   $ 37,616,523       6.75%         4.09%
Total loans                                          25,594,289    25,592,306     25,962,159       1.44%         1.45%
Nonaccrual loans                                        444,519       414,482        395,212     (11.09%)       (4.65%)
Nonperforming assets                                    450,246       414,972        395,521     (12.15%)       (4.69%)
Total deposits                                       27,065,423    28,833,365     30,588,080      13.02%         6.09%
Trust preferred securities                              369,441       366,265        370,286       0.23%         1.10%
Common equity                                         3,534,533     3,775,663      3,637,945       2.93%        (3.65%)

BALANCE SHEET (PERIOD AVERAGE):

Total assets                                       $ 34,616,940  $ 35,730,492   $ 35,803,475       3.43%         0.20%
Total loans                                          25,917,100    25,578,846     25,971,483       0.21%         1.54%
Earning assets                                       31,343,059    32,674,628     32,757,523       4.51%         0.25%
Total deposits                                       26,391,293    28,222,245     28,455,452       7.82%         0.83%
Common equity                                         3,497,664     3,749,035      3,814,927       9.07%         1.76%

FINANCIAL RATIOS:

Return on average assets (2)                               1.43%         1.46%          1.53%
Return on average common equity (2)                       14.19%        13.90%         14.38%
Efficiency ratio (3)                                      57.45%        57.35%         57.58%
Net interest margin (1)                                    4.81%         4.74%          4.77%
Dividend payout ratio                                     31.65%        33.73%         31.46%
Tangible equity ratio                                      9.91%        10.16%          9.38%
Tier 1 risk-based capital ratio (4)                       11.18%        11.90%         11.14%
Total risk-based capital ratio (4)                        13.05%        13.65%         12.88%
Leverage ratio (4)                                        10.50%        10.77%         10.13%
Allowance for credit losses to total loans                 2.46%         2.44%          2.40%
Allowance for credit losses to nonaccrual loans          141.65%       150.78%        157.66%
Net loans charged off to average total loans (2)           0.72%         0.90%          0.64%
Nonperforming assets to total loans, foreclosed
 assets, and distressed loans held for sale                1.76%         1.62%          1.52%
Nonperforming assets to total assets                       1.28%         1.15%          1.05%

ON AN OPERATING EARNINGS BASIS:
------------------------------
SELECTED FINANCIAL DATA ON AN OPERATING EARNINGS BASIS (SEE BOTTOM OF EXHIBIT 5 FOR NON-RECURRING ITEMS):

Operating earnings per common share - basic              $ 0.79        $ 0.83         $ 0.87
Operating earnings per common share - diluted            $ 0.79        $ 0.81         $ 0.86
Operating return on average assets (2)                     1.43%         1.46%          1.50%
Operating return on average common equity (2)             14.19%        13.90%         14.04%
Operating efficiency ratio (3)                            57.45%        57.35%         57.58%
Operating dividend payout ratio                           31.65%        33.73%         32.18%
--------------------------------------------------------------------------------------------

(1)  Taxable-equivalent basis.
(2)  Annualized.
(3)  Noninterest expense excludes foreclosed asset expense (income).
(4)  Estimated as of September 30, 2002.

                                   EXHIBIT 1

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                                                 PERCENT CHANGE TO
ON A REPORTED EARNINGS BASIS:                        AS OF AND FOR THE NINE MONTHS ENDED      SEPTEMBER 30, 2002 FROM
----------------------------                     ------------------------------------------- --------------------------
                                                     SEPTEMBER 30,          SEPTEMBER 30,           SEPTEMBER 30,
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)             2001                  2002                    2001
------------------------------------------------ --------------------  --------------------- --------------------------
RESULTS OF OPERATIONS:
Net interest income (1)                               $  1,145,713            $  1,159,907              1.24%
Noninterest income                                         522,603                 542,651              3.84%
                                                 --------------------  ---------------------
Total revenue                                            1,668,316               1,702,558              2.05%
Noninterest expense                                        931,979                 984,288              5.61%
Provision for credit losses                                215,000                 145,000            (32.56%)
                                                 --------------------  ---------------------
Income before income taxes (1)                             521,337                 573,270              9.96%
Taxable-equivalent adjustment                                1,638                   1,604             (2.08%)
Income tax expense                                         170,133                 188,716             10.92%
                                                 --------------------  ---------------------
Net income                                            $    349,566               $ 382,950              9.55%
                                                 ====================  =====================
PER COMMON SHARE:

Net income-basic                                            $ 2.21                  $ 2.45             10.86%
Net income-diluted                                            2.20                    2.43             10.45%
Dividends paid                                                0.75                    0.78              4.00%
Book value (end of period)                                   22.49                   24.22              7.69%
Common shares outstanding (end of period)              157,181,483             150,220,119             (4.43%)
Weighted average common shares
 outstanding - basic                                   158,214,813             156,139,173             (1.31%)
Weighted average common shares
 outstanding - diluted                                 158,916,432             157,892,168             (0.64%)

BALANCE SHEET (END OF PERIOD):

Total assets                                          $ 35,238,937            $ 37,616,523              6.75%
Total loans                                             25,594,289              25,962,159              1.44%
Nonaccrual loans                                           444,519                 395,212            (11.09%)
Nonperforming assets                                       450,246                 395,521            (12.15%)
Total deposits                                          27,065,423              30,588,080             13.02%
Trust preferred securities                                 369,441                 370,286              0.23%
Common equity                                            3,534,533               3,637,945              2.93%

BALANCE SHEET (PERIOD AVERAGE):

Total assets                                          $ 34,545,443            $ 35,541,802              2.88%
Total loans                                             26,147,872              25,562,452             (2.24%)
Earning assets                                          31,229,078              32,472,409              3.98%
Total deposits                                          26,269,050              28,085,461              6.91%
Common equity                                            3,414,561               3,730,273              9.25%

FINANCIAL RATIOS:

Return on average assets (2)                                  1.35%                   1.44%
Return on average common equity (2)                          13.69%                  13.73%
Efficiency ratio (3)                                         55.86%                  57.80%
Net interest margin (1)                                       4.90%                   4.77%
Dividend payout ratio                                        33.94%                  31.84%
Tangible equity ratio                                         9.91%                   9.38%
Tier 1 risk-based capital ratio (4)                          11.18%                  11.14%
Total risk-based capital ratio (4)                           13.05%                  12.88%
Leverage ratio (4)                                           10.50%                  10.13%
Allowance for credit losses to total loans                    2.46%                   2.40%
Allowance for credit losses to nonaccrual loans             141.65%                 157.66%
Net loans charged off to average total loans (2)              1.02%                   0.83%
Nonperforming assets to total loans, foreclosed
 assets, and distressed loans held for sale                   1.76%                   1.52%
Nonperforming assets to total assets                          1.28%                   1.05%

ON AN OPERATING EARNINGS BASIS:
------------------------------
SELECTED FINANCIAL DATA ON AN OPERATING EARNINGS BASIS (SEE BOTTOM OF EXHIBIT 6 FOR NON-RECURRING ITEMS):

Operating earnings per common share - basic                 $ 2.15                  $ 2.43
Operating earnings per common share - diluted               $ 2.14                  $ 2.40
Operating return on average assets (2)                        1.32%                   1.43%
Operating return on average common equity (2)                13.33%                  13.61%
Operating efficiency ratio (3)                               56.19%                  57.80%
Operating dividend payout ratio                              34.88%                  32.10%
--------------------------------------------------------------------------------------------

(1)  Taxable-equivalent basis.
(2)  Annualized.
(3)  Noninterest expense excludes foreclosed asset expense (income).
(4)  Estimated as of September 30, 2002.

                                   EXHIBIT 2

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                           (TAXABLE-EQUIVALENT BASIS)

                          ON A REPORTED EARNINGS BASIS
                          ----------------------------
                                                                  FOR THE THREE MONTHS ENDED          FOR THE NINE MONTHS ENDED
                                                           ------------------------------------------ --------------------------
                                                           SEPTEMBER 30,    JUNE 30,   SEPTEMBER 30,         SEPTEMBER 30,
(Amounts in thousands, except per share data)                  2001           2002          2002          2001          2002
---------------------------------------------------------- -------------  ------------ -------------- ------------  ------------
INTEREST INCOME
    Loans                                                     $ 455,513     $ 378,760      $ 382,177  $ 1,479,040   $ 1,136,921
    Securities                                                   77,203        78,551         77,815      216,761       238,020
    Interest bearing deposits in banks                              622           629            773        2,249         1,898
    Federal funds sold and securities purchased under
      resale agreements                                           1,398         4,828          1,467        4,585        10,354
    Trading account assets                                        1,691           972          1,415        6,817         3,107
                                                           -------------  ------------ -------------- ------------  ------------
       Total interest income                                    536,427       463,740        463,647    1,709,452     1,390,300
                                                           -------------  ------------ -------------- ------------  ------------
INTEREST EXPENSE
    Domestic deposits                                           105,851        55,411         52,049      366,394       167,395
    Foreign deposits                                             15,954         6,105          4,727       60,944        17,096
    Federal funds purchased and securities sold under
      repurchase agreements                                      12,265         1,396          1,789       48,687         5,134
    Commercial paper                                             11,844         4,536          4,488       46,882        12,998
    Medium and long-term debt                                     2,142         2,411          2,375        7,873         7,198
    UnionBanCal Corporation - obligated mandatorily
      redeemable preferred securities of subsidiary
      grantor trust                                               4,940         3,948          3,921       16,329        11,832
    Other borrowed funds                                          4,914         3,635          1,662       16,630         8,740
                                                           -------------  ------------ -------------- ------------  ------------
       Total interest expense                                   157,910        77,442         71,011      563,739       230,393
                                                           -------------  ------------ -------------- ------------  ------------

NET INTEREST INCOME                                             378,517       386,298        392,636    1,145,713     1,159,907
    Provision for credit losses                                  50,000        50,000         40,000      215,000       145,000
                                                           -------------  ------------ -------------- ------------  ------------
       Net interest income after provision for credit losses    328,517       336,298        352,636      930,713     1,014,907
                                                           -------------  ------------ -------------- ------------  ------------
NONINTEREST INCOME
    Service charges on deposit accounts                          62,742        69,869         68,629      181,614       204,641
    Trust and investment management fees                         37,965        37,587         35,368      116,880       109,680
    Merchant transaction processing fees                         21,315        22,421         22,860       60,814        65,982
    International commissions and fees                           18,053        19,239         20,131       53,288        57,593
    Brokerage commissions and fees                                8,786         9,275          9,183       26,764        28,090
    Merchant banking fees                                         7,742         9,081          6,819       26,671        22,845
    Securities gains (losses), net                               (1,699)       (1,297)           550        4,318        (3,313)
    Other                                                        18,501        22,599         18,886       52,254        57,133
                                                           -------------  ------------ -------------- ------------  ------------
       Total noninterest income                                 173,405       188,774        182,426      522,603       542,651
                                                           -------------  ------------ -------------- ------------  ------------
NONINTEREST EXPENSE
    Salaries and employee benefits                              171,172       186,100        182,275      500,243       547,251
    Net occupancy                                                23,779        25,029         27,340       70,375        75,750
    Equipment                                                    16,985        15,967         16,343       48,252        48,650
    Merchant transaction processing                              13,324        14,433         14,644       39,687        41,993
    Communications                                               13,074        12,568         13,186       36,582        39,695
    Professional services                                         9,982        10,936         10,350       29,155        30,789
    Data processing                                               8,885         7,540          7,944       26,935        24,475
    Foreclosed asset expense (income)                               (60)          (13)            18            1           130
    Other                                                        59,901        57,231         59,034      180,749       175,555
                                                           -------------  ------------ -------------- ------------  ------------
       Total noninterest expense                                317,042       329,791        331,134      931,979       984,288
                                                           -------------  ------------ -------------- ------------  ------------

    Income before income taxes                                  184,880       195,281        203,928      521,337       573,270
    Taxable-equivalent adjustment                                   426           537            534        1,638         1,604
    Income tax expense                                           59,325        64,802         65,163      170,133       188,716
                                                           -------------  ------------ -------------- ------------  ------------
NET INCOME                                                    $ 125,129     $ 129,942      $ 138,231    $ 349,566     $ 382,950
                                                           =============  ============ ============== ============  ============
NET INCOME PER COMMON SHARE - BASIC                              $ 0.79        $ 0.83         $ 0.89       $ 2.21        $ 2.45
                                                           =============  ============ ============== ============  ============
NET INCOME PER COMMON SHARE - DILUTED                            $ 0.79        $ 0.81         $ 0.88       $ 2.20        $ 2.43
                                                           =============  ============ ============== ============  ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC              157,585       157,315        154,890      158,215       156,139
                                                           =============  ============ ============== ============  ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED            159,029       159,676        156,710      158,916       157,892
                                                           =============  ============ ============== ============  ============



                                   Exhibit 3


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                           (TAXABLE-EQUIVALENT BASIS)

                         ON AN OPERATING EARNINGS BASIS (1)
                         ------------------------------

                                                               FOR THE THREE MONTHS ENDED         FOR THE NINE MONTHS ENDED
                                                         ---------------------------------------- -------------------------
                                                         SEPTEMBER 30,   JUNE 30,   SEPTEMBER 30,        SEPTEMBER 30,
(Amounts in thousands, except per share data)                 2001         2002         2002          2001          2002
----------------------------------------------------     ------------  ------------ ------------- ------------ ------------
INTEREST INCOME
    Loans                                                  $ 455,513     $ 378,760     $ 382,177  $ 1,479,040  $ 1,136,921
    Securities                                                77,203        78,551        77,815      216,761      238,020
    Interest bearing deposits in banks                           622           629           773        2,249        1,898
    Federal funds sold and securities purchased under
      resale agreements                                        1,398         4,828         1,467        4,585       10,354
    Trading account assets                                     1,691           972         1,415        6,817        3,107
                                                         ------------  ------------ ------------- ------------ ------------
       Total interest income                                 536,427       463,740       463,647    1,709,452    1,390,300
                                                         ------------  ------------ ------------- ------------ ------------

INTEREST EXPENSE
    Domestic deposits                                        105,851        55,411        52,049      366,394      167,395
    Foreign deposits                                          15,954         6,105         4,727       60,944       17,096
    Federal funds purchased and securities sold under
      repurchase agreements                                   12,265         1,396         1,789       48,687        5,134
    Commercial paper                                          11,844         4,536         4,488       46,882       12,998
    Medium and long-term debt                                  2,142         2,411         2,375        7,873        7,198
    UnionBanCal Corporation - obligated mandatorily
      redeemable preferred securities of subsidiary
      grantor trust                                            4,940         3,948         3,921       16,329       11,832
    Other borrowed funds                                       4,914         3,635         1,662       16,630        8,740
                                                         ------------  ------------ ------------- ------------ ------------
       Total interest expense                                157,910        77,442        71,011      563,739      230,393
                                                         ------------  ------------ ------------- ------------ ------------

NET INTEREST INCOME                                          378,517       386,298       392,636    1,145,713    1,159,907
    Provision for credit losses                               50,000        50,000        40,000      215,000      145,000
                                                         ------------  ------------ ------------- ------------ ------------
       Net interest income after provision for credit
         losses                                              328,517       336,298       352,636      930,713    1,014,907
                                                         ------------  ------------ ------------- ------------ ------------
NONINTEREST INCOME
    Service charges on deposit accounts                       62,742        69,869        68,629      181,614      204,641
    Trust and investment management fees                      37,965        37,587        35,368      116,880      109,680
    Merchant transaction processing fees                      21,315        22,421        22,860       60,814       65,982
    International commissions and fees                        18,053        19,239        20,131       53,288       57,593
    Brokerage commissions and fees                             8,786         9,275         9,183       26,764       28,090
    Merchant banking fees                                      7,742         9,081         6,819       26,671       22,845
    Securities gains (losses), net                            (1,699)       (1,297)          550        4,318       (3,313)
    Other                                                     18,501        22,599        18,886       31,554       57,133
                                                         ------------  ------------ ------------- ------------ ------------
       Total noninterest income                              173,405       188,774       182,426      501,903      542,651
                                                         ------------  ------------ ------------- ------------ ------------
NONINTEREST EXPENSE
    Salaries and employee benefits                           171,172       186,100       182,275      500,243      547,251
    Net occupancy                                             23,779        25,029        27,340       70,375       75,750
    Equipment                                                 16,985        15,967        16,343       48,252       48,650
    Merchant transaction processing                           13,324        14,433        14,644       39,687       41,993
    Communications                                            13,074        12,568        13,186       36,582       39,695
    Professional services                                      9,982        10,936        10,350       29,155       30,789
    Data processing                                            8,885         7,540         7,944       26,935       24,475
    Foreclosed asset expense (income)                            (60)          (13)           18            1          130
    Other                                                     59,901        57,231        59,034      174,567      175,555
                                                         ------------  ------------ ------------- ------------ ------------
       Total noninterest expense                             317,042       329,791       331,134      925,797      984,288
                                                         ------------  ------------ ------------- ------------ ------------
    Income before income taxes                               184,880       195,281       203,928      506,819      573,270
    Taxable-equivalent adjustment                                426           537           534        1,638        1,604
    Income tax expense                                        59,325        64,802        68,413      164,851      191,966
                                                         ------------  ------------ ------------- ------------ ------------
NET OPERATING EARNINGS                                     $ 125,129     $ 129,942     $ 134,981    $ 340,330    $ 379,700
                                                         ============  ============ ============= ============ ============
NET OPERATING EARNINGS PER COMMON SHARE - BASIC               $ 0.79        $ 0.83        $ 0.87       $ 2.15       $ 2.43
                                                         ============  ============ ============= ============ ============
NET OPERATING EARNINGS PER COMMON SHARE - DILUTED             $ 0.79        $ 0.81        $ 0.86       $ 2.14       $ 2.40
                                                         ============  ============ ============= ============ ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC           157,585       157,315       154,890      158,215      156,139
                                                         ============  ============ ============= ============ ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED         159,029       159,676       156,710      158,916      157,892
                                                         ============  ============ ============= ============ ============


(1)  See exhibits 5 and 6 for reconciliation of 'reported earnings' to 'operating earnings'.


                                   Exhibit 4



                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
     CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) RECONCILIATIONS
                           (TAXABLE-EQUIVALENT BASIS)

             REPORTED EARNINGS RECONCILIATION TO OPERATING EARNINGS
             ------------------------------------------------------

                                                                     FOR THE THREE MONTHS ENDED
                                     -----------------------------------------------------------------------------------------
                                            SEPTEMBER 30, 2001            JUNE 30, 2002                SEPTEMBER 30, 2002
                                     ----------------------------  ----------------------------  -----------------------------
                                                Non-                          Non-                          Non-
(AMOUNTS IN THOUSANDS, EXCEPT                 recurring                     recurring                     recurring
   PER SHARE DATA)                   Reported   Items   Operating  Reported   Items   Operating  Reported   Items    Operating
------------------------------------ -------- --------- ---------  -------- --------- ---------  -------- --------- ----------
NET INTEREST INCOME                  $378,517     $ -    $378,517  $386,298     $ -    $386,298  $392,636     $ -     $392,636
   Provision for credit losses         50,000       -      50,000    50,000       -      50,000    40,000       -       40,000
                                     -------- --------- ---------  -------- --------- ---------  -------- --------- ----------
       Net interest income after
        provision for credit losses   328,517       -     328,517   336,298       -     336,298   352,636       -      352,636
                                     -------- --------- ---------  -------- --------- ---------  -------- --------- ----------
 NONINTEREST INCOME

   All other (no adjustments)         173,405       -     173,405   188,774       -     188,774   182,426       -      182,426
                                     --------  -------- ---------  -------- --------- ---------  -------- --------- ----------
      Total noninterest income        173,405       -     173,405   188,774       -     188,774   182,426       -      182,426
                                     --------  -------- ---------  -------- --------- ---------  -------- --------- ----------

NONINTEREST EXPENSE
   All other (no adjustments)         317,042       -     317,042   329,791       -     329,791   331,134       -      331,134
                                     --------  -------- ---------  -------- --------- ---------  -------- --------- ----------
      Total noninterest expense       317,042       -     317,042   329,791       -     329,791   331,134       -      331,134
                                     --------  -------- ---------  -------- --------- ---------  -------- --------- ----------
   Income/Operating earnings before
     income taxes                     184,880       -     184,880   195,281       -     195,281   203,928       -      203,928
   Taxable-equivalent adjustment          426       -         426       537       -         537       534       -          534
   Income tax expense (1)              59,325       -      59,325    64,802       -      64,802    65,163    3,250      68,413

                                     --------  -------- ---------  -------- --------- ---------  -------- --------- ----------
NET INCOME/OPERATING EARNINGS        $125,129     $ -    $125,129  $129,942     $ -    $129,942  $138,231  $(3,250)   $134,981
                                     ========  ======== =========  ======== ========= =========  ======== ========= ==========

NET INCOME/OPERATING EARNINGS PER
  COMMON SHARE - BASIC                 $ 0.79     $ -      $ 0.79    $ 0.83     $ -      $ 0.83    $ 0.89  $ (0.02)     $ 0.87
                                     ========  ======== =========  ======== ========= =========  ======== ========= ==========
NET INCOME/OPERATING EARNINGS PER
  COMMON SHARE - DILUTED               $ 0.79     $ -      $ 0.79    $ 0.81     $ -      $ 0.81    $ 0.88  $ (0.02)     $ 0.86
                                     ========  ======== =========  ======== ========= =========  ======== ========= ==========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - BASIC                 157,585             157,585   157,315             157,315   154,890              154,890
                                     ========           =========  ========           =========  ========           ==========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - DILUTED               159,029             159,029   159,676             159,676   156,710              156,710
                                     ========           =========  ========           =========  ========           ==========



REPORTED NET INCOME                  $125,129                      $129,942                      $138,231
                                     ----------------------------------------------------------------------------------------

NON-RECURRING ITEMS

(1) Reduction in income tax due to
    change in CA tax law
    (3rd quarter 2002)                      -                            -                         (3,250)

                                     ----------------------------------------------------------------------------------------
NET OPERATING EARNINGS               $125,129                     $129,942                       $134,981
                                     ========================================================================================




                                   EXHIBIT 5



                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
     CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) RECONCILIATIONS
                           (TAXABLE-EQUIVALENT BASIS)

             REPORTED EARNINGS RECONCILIATION TO OPERATING EARNINGS
             ------------------------------------------------------

                                                                           FOR THE NINE MONTHS ENDED
                                                    -----------------------------------------------------------------------
                                                            SEPTEMBER 30, 2001                 SEPTEMBER 30, 2002
                                                    ---------------------------------- ------------------------------------
                                                                  Non-                               Non-
                                                                recurring                          recurring
(Amounts in thousands, except per share data)        Reported     Items     Operating   Reported     Items      Operating
--------------------------------------------------- ----------- ---------- ----------- ----------- ---------- -------------
NET INTEREST INCOME                                 $ 1,145,713       $ -  $ 1,145,713 $ 1,159,907       $ -   $ 1,159,907
   Provision for credit losses                          215,000         -      215,000     145,000         -       145,000
                                                    ----------- ---------- ----------- ----------- ---------- -------------
      Net interest income after provision for credit
        losses                                          930,713         -      930,713   1,014,907         -     1,014,907
                                                    ----------- ---------- ----------- ----------- ---------- -------------

NONINTEREST INCOME
   Other (1)                                             52,254   (20,700)      31,554      57,133          -       57,133
   All other (no adjustments)                           470,349         -      470,349     485,518          -      485,518
                                                    ----------- ---------- ----------- ----------- ---------- -------------
      Total noninterest income                          522,603   (20,700)     501,903     542,651          -      542,651
                                                    ----------- ---------- ----------- ----------- ---------- -------------

NONINTEREST EXPENSE
   Other (2)                                            180,749    (6,182)     174,567     175,555          -      175,555
   All other (no adjustments)                           751,230         -      751,230     808,733          -      808,733
                                                    ----------- ---------- ----------- ----------- ---------- -------------
      Total noninterest expense                         931,979    (6,182)     925,797     984,288          -      984,288
                                                    ----------- ---------- ----------- ----------- ---------- -------------

   Income/Operating earnings before income taxes        521,337   (14,518)     506,819     573,270          -      573,270
   Taxable-equivalent adjustment                          1,638         -        1,638       1,604          -        1,604
   Income tax expense (benefit) (3) (4)                 170,133    (5,282)     164,851     188,716      3,250      191,966
                                                    ----------- ---------- ----------- ----------- ---------- -------------
NET INCOME/OPERATING EARNINGS                         $ 349,566  $ (9,236)   $ 340,330   $ 382,950   $ (3,250)   $ 379,700
                                                    =========== ========== =========== =========== ========== =============

NET INCOME/OPERATING EARNINGS PER COMMON SHARE
   - BASIC                                               $ 2.21   $ (0.06)      $ 2.15      $ 2.45    $ (0.02)      $ 2.43
                                                    =========== ========== =========== =========== ========== =============
NET INCOME/OPERATING EARNINGS PER COMMON SHARE
   - DILUTED                                             $ 2.20   $ (0.06)      $ 2.14      $ 2.43    $ (0.03)      $ 2.40
                                                    =========== ========== =========== =========== ========== =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC      158,215         -      158,215     156,139          -      156,139
                                                    =========== ========== =========== =========== ========== =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED    158,916         -      158,916     157,892          -      157,892
                                                    =========== ========== =========== =========== ========== =============


REPORTED NET INCOME                                   $ 349,566                          $ 382,950
                                                    -----------------------------------------------------------------------
NON-RECURRING ITEMS
(1) Gain on investment in STAR System stock
      (1st quarter 2001)                                (20,700)                                 -
(2) Transition adjustment charge for SFAS 133
      (1st quarter 2001)                                  6,182                                  -
(3) Tax impact of items listed above (1) and (2)          5,282                                  -
(4) Reduction in income tax due to change in CA
      tax law (3rd quarter 2002)                              -                             (3,250)

                                                    -----------------------------------------------------------------------
NET OPERATING EARNINGS                                $ 340,330                          $ 379,700
                                                    =======================================================================







                                   Exhibit 6

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                                   (UNAUDITED)                      (UNAUDITED)
                                                                  SEPTEMBER 30,    DECEMBER 31,    SEPTEMBER 30,
(DOLLARS IN THOUSANDS)                                                 2001            2001             2002
----------------------------------------------------------------- ---------------  --------------  ---------------
ASSETS
Cash and due from banks                                              $ 2,577,510     $ 2,682,392      $ 2,184,714
Interest bearing deposits in banks                                        73,394          64,162          139,323
Federal funds sold and securities purchased under resale
  agreements                                                             514,600         918,400        1,137,550
                                                                  ---------------  --------------  ---------------
       Total cash and cash equivalents                                 3,165,504       3,664,954        3,461,587
Trading account assets                                                   335,617         229,697          383,749
Securities available for sale:
    Securities pledged as collateral                                     135,355         137,922          132,974
    Held in portfolio                                                  4,719,724       5,661,160        6,137,325
Loans (net of allowance for credit losses: September 30, 2001,
  $629,683; December 31, 2001, $634,509; September 30, 2002,
  $623,078)                                                           24,964,606      24,359,521       25,339,081
Due from customers on acceptances                                        188,020         182,440           86,021
Premises and equipment, net                                              489,176         494,534          492,687
Intangible assets                                                          2,447          16,176           23,119
Goodwill                                                                  52,772          68,623           93,279
Other assets                                                           1,185,716       1,223,719        1,466,701
                                                                  ---------------  --------------  ---------------
       Total assets                                                 $ 35,238,937     $36,038,746     $ 37,616,523
                                                                  ===============  ==============  ===============

LIABILITIES
Domestic deposits:
    Noninterest bearing                                             $ 11,256,740     $12,314,150     $ 14,125,497
    Interest bearing                                                  13,536,139      14,160,113       14,701,824
Foreign deposits:
    Noninterest bearing                                                  342,189         404,708          401,202
    Interest bearing                                                   1,930,355       1,677,228        1,359,557
                                                                  ---------------  --------------  ---------------
       Total deposits                                                 27,065,423      28,556,199       30,588,080
Federal funds purchased and securities sold under repurchase
  agreements                                                           1,286,730         418,814          303,307
Commercial paper                                                       1,114,527         830,657          880,170
Other borrowed funds                                                     535,976         700,403          218,282
Acceptances outstanding                                                  188,020         182,440           86,021
Other liabilities                                                        944,574       1,040,406        1,114,063
Medium and long-term debt                                                199,713         399,657          418,369
UnionBanCal Corporation - obligated mandatorily redeemable
  preferred securities of subsidiary grantor trust                       369,441         363,928          370,286
                                                                  ---------------  --------------  ---------------
       Total liabilities                                              31,704,404      32,492,504       33,978,578
                                                                  ---------------  --------------  ---------------
Commitments and contingencies
SHAREHOLDERS' EQUITY
Preferred stock:
    Authorized 5,000,000 shares, no shares issued or
    outstanding as of September 30, 2001, December 31, 2001,
    and September 30, 2002                                                     -               -                -
Common stock - no stated value:
    Authorized 300,000,000 shares, issued 157,181,483 shares
    as of September 30, 2001, 156,483,511 shares as of
    December 31, 2001, and 150,220,119 shares as of
    September 30, 2002                                                 1,207,312       1,181,925          907,088
Retained earnings                                                      2,137,956       2,231,384        2,488,873
Accumulated other comprehensive income                                   189,265         132,933          241,984
                                                                  ---------------  --------------  ---------------
       Total shareholders' equity                                      3,534,533       3,546,242        3,637,945
                                                                  ---------------  --------------  ---------------
       Total liabilities and shareholders' equity                   $ 35,238,937     $36,038,746     $ 37,616,523
                                                                  ===============  ==============  ===============






                                   Exhibit 7


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                                LOANS (UNAUDITED)

                                                                                            PERCENT CHANGE TO
                                                        THREE MONTHS ENDED               SEPTEMBER 30, 2002 FROM
                                             -----------------------------------------  --------------------------
                                             SEPTEMBER 30,   JUNE 30,    SEPTEMBER 30,  SEPTEMBER 30,  JUNE 30,
(Dollars in millions)                            2001          2002          2002          2001          2002
-------------------------------------------  ------------- ------------- -------------  ------------ -------------
LOANS (PERIOD AVERAGE)
    Commercial, financial and industrial         $ 12,757      $ 11,217      $ 11,172    (12.42%)      (0.40%)
    Construction                                    1,121         1,124         1,198      6.87%        6.58%
    Mortgage - Commercial                           3,388         3,730         3,839     13.31%        2.92%
    Mortgage - Residential                          4,392         5,563         5,732     30.51%        3.04%
    Consumer                                        2,165         1,997         1,972     (8.91%)      (1.25%)
    Lease financing                                 1,002           908           857    (14.47%)      (5.62%)
    Loans originated in foreign branches            1,092         1,040         1,201      9.98%        15.48%
                                             ------------- ------------- -------------

                 Total loans                     $ 25,917      $ 25,579      $ 25,971      0.21%        1.53%
                                             ============= ============= =============

NONPERFORMING ASSETS (PERIOD END)
    Nonaccrual loans:
          Commercial, financial and industrial      $ 420         $ 387         $ 368    (12.38%)      (4.91%)
          Construction                                  -             -             1       nm            nm
          Mortgage - Commercial                        25            24            24     (4.00%)       0.00%
          Lease                                         -             3             2       nm         (33.33%)
                                             ------------- ------------- -------------

                Total nonaccrual loans                445           414           395    (11.24%)      (4.59%)
    Foreclosed assets                                   -             1             1       nm          0.00%
    Distressed loans held for sale                      5             -             -    (100.00%)      0.00%
                                             ------------- ------------- -------------

                Total nonperforming assets          $ 450         $ 415         $ 396    (12.00%)      (4.58%)
                                             ============= ============= =============

    Loans 90 days or more past due and
         still accruing                              $ 14          $ 18           $ 7    (50.00%)      (61.11%)
                                             ============= ============= =============

ANALYSIS OF ALLOWANCE FOR CREDIT LOSSES
    Beginning balance                               $ 627         $ 629         $ 625

    Provision for credit losses                        50            50            40
    Foreign translation adjustment and other
      net additions (deductions) (1)                    -             3             -

    Loans charged off:
          Commercial, financial and industrial        (66)          (68)          (48)
          Construction                                 (1)            -             -
          Real estate                                   -             -            (2)
          Consumer                                     (3)           (2)           (2)
          Lease financing                              (1)           (1)           (1)
                                             ------------- ------------- -------------
             Total loans charged off                  (71)          (71)          (53)
                                             ------------- ------------- -------------

    Loans recovered:
          Commercial, financial and industrial         23            13             9
          Consumer                                      1             1             2
                                             ------------- ------------- -------------
             Total loans recovered                     24            14            11
                                             ------------- ------------- -------------
                Net loans charged-off                 (47)          (57)          (42)
                                             ------------- ------------- -------------

    Ending balance                                  $ 630         $ 625         $ 623
                                             ============= ============= =============


-------------------------------------------

(1) Includes a transfer of $2.4 million related to the First Western Bank acquisition in second quarter of 2002.

nm = not meaningful




                                   EXHIBIT 8

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                         NET INTEREST INCOME (UNAUDITED)


                                                                     FOR THE THREE MONTHS ENDED
                                    ----------------------------------------------------------------------------------------------
                                         SEPTEMBER 30, 2001                 JUNE 30, 2002                   SEPTEMBER 30, 2002
                                    ----------------------------    ------------------------------   -----------------------------
                                                INTEREST   AVERAGE              INTEREST    AVERAGE               INTEREST  AVERAGE
                                     AVERAGE    INCOME/    YIELD/    AVERAGE    INCOME/     YIELD/     AVERAGE    INCOME/   YIELD/
(DOLLARS IN THOUSANDS)               BALANCE    EXPENSE(1) RATE(1)   BALANCE    EXPENSE(1)  RATE(1)    BALANCE    EXPENSE(1)RATE(1)
---------------------------------   ----------- --------- ------    ----------- ---------   ------   ------------ --------- ------
ASSETS
Loans:(2)
    Domestic                      $ 24,825,234  $442,062   7.08%  $ 24,538,646  $371,173    6.06%   $ 24,770,565  $374,043   6.00%
    Foreign(3)                       1,091,866    13,451   4.89      1,040,200     7,587    2.93       1,200,918     8,134   2.69
Securities - taxable                 4,853,629    75,728   6.24      5,570,242    77,553    5.57       5,907,792    76,825   5.20
Securities - tax-exempt                 42,501     1,475  13.88         36,946       998   10.81          35,761       990  11.08
Interest bearing deposits in banks      61,074       622   4.04        120,411       629    2.09         135,952       773   2.26
Federal funds sold and securities
 purchased under resale agreements     164,876     1,398   3.36      1,090,306     4,828    1.78         327,820     1,467   1.78
Trading account assets                 303,879     1,691   2.21        277,877       972    1.40         378,715     1,415   1.48
                                    ----------- ---------           ----------- ---------            ------------ ---------
       Total earning assets         31,343,059   536,427   6.81     32,674,628   463,740    5.69      32,757,523   463,647   5.63
                                                ---------                       ---------                         ---------
Allowance for credit losses           (639,736)                       (630,120)                         (631,581)
Cash and due from banks              2,191,527                       1,833,950                         1,860,183
Premises and equipment, net            489,181                         498,683                           497,542
Other assets                         1,232,909                       1,353,351                         1,319,808
                                    -----------                     -----------                      ------------
       Total assets               $ 34,616,940                    $ 35,730,492                      $ 35,803,475
                                    ===========                     ===========                      ============
LIABILITIES
Domestic deposits:
    Interest bearing              $  5,941,131    33,509   2.24   $  7,883,320    22,551    1.15    $  8,292,080    22,855   1.09
    Savings and consumer time        3,481,091    26,605   3.03      3,599,305    15,267    1.70       3,614,192    14,593   1.60
    Large time                       4,346,272    45,737   4.18      3,218,788    17,593    2.19       2,679,594    14,601   2.16
Foreign deposits(3)                  1,986,119    15,954   3.19      1,614,335     6,105    1.52       1,369,123     4,727   1.37
                                    ----------- ---------           ----------- ---------            ------------ ---------
       Total interest bearing
         deposits                   15,754,613   121,805   3.07     16,315,748    61,516    1.51      15,954,989    56,776   1.41
                                    ----------- ---------           ----------- ---------            ------------ ---------
Federal funds purchased and
 securities sold under repurchase
 agreements                          1,413,866    12,265   3.44        361,412     1,396    1.55         487,201     1,789   1.46
Commercial paper                     1,330,949    11,844   3.53      1,033,358     4,536    1.76       1,043,111     4,488   1.71
Other borrowed funds                   404,629     4,914   4.82        667,234     3,635    2.19         270,795     1,662   2.44
Medium and long-term debt              200,000     2,142   4.25        399,681     2,411    2.42         399,697     2,375   2.36
UnionBanCal Corporation-obligated
  mandatorily redeemable preferred
  securities of subsidiary grantor
  trust                                352,363     4,940   5.62        352,375     3,948    4.47         351,879     3,921   4.48
                                    ----------- ---------           ----------- ---------            ------------ ---------
       Total borrowed funds          3,701,807    36,105   3.87      2,814,060    15,926    2.27       2,552,683    14,235   2.22
                                    ----------- ---------           ----------- ---------            ------------ ---------
       Total interest bearing
         liabilities                19,456,420   157,910   3.22     19,129,808    77,442    1.62      18,507,672    71,011   1.52
                                                ---------                       ---------                         ---------
Noninterest bearing deposits        10,636,680                      11,906,497                        12,500,463
Other liabilities                    1,026,176                         945,152                           980,413
                                    -----------                     -----------                      ------------
       Total liabilities            31,119,276                      31,981,457                        31,988,548
SHAREHOLDERS' EQUITY
Common equity                        3,497,664                       3,749,035                         3,814,927
                                    -----------                     -----------                      ------------
       Total shareholders' equity    3,497,664                       3,749,035                         3,814,927
                                    -----------                     -----------                      ------------
       Total liabilities and
         shareholders' equity     $ 34,616,940                    $ 35,730,492                      $ 35,803,475
                                    ===========                     ===========                      ============
Net interest income/margin
     (taxable-equivalent basis)                  378,517   4.81%                 386,298    4.74%                  392,636   4.77%
Less: taxable-equivalent adjustment                  426                             537                               534
                                                ---------                       ---------                         ---------
       Net interest income                      $378,091                        $385,761                          $392,102
                                                =========                       =========                         =========

---------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.



                                   Exhibit 9


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                         NET INTEREST INCOME (UNAUDITED)


                                                                   FOR THE NINE MONTHS ENDED
                                          ------------------------------------------------------------------------------
                                                    SEPTEMBER 30, 2001                     SEPTEMBER 30, 2002
                                          -------------------------------------   --------------------------------------
                                                           INTEREST     AVERAGE                   INTEREST      AVERAGE
                                             AVERAGE       INCOME/      YIELD/       AVERAGE      INCOME/       YIELD/
(DOLLARS IN THOUSANDS)                       BALANCE      EXPENSE(1)    RATE(1)      BALANCE      EXPENSE(1)    RATE(1)
---------------------------------------   -------------- ------------- --------   -------------- -------------- --------
ASSETS
Loans:(2)
    Domestic                               $ 25,093,475   $ 1,433,167     7.63%    $ 24,468,284    $ 1,113,279     6.08%
    Foreign(3)                                1,054,397        45,873     5.82        1,094,168         23,642     2.89
Securities - taxable                          4,477,761       212,030     6.31        5,678,095        235,041     5.52
Securities - tax-exempt                          57,943         4,731    10.89           36,971          2,979    10.75
Interest bearing deposits in banks               68,631         2,249     4.38          113,779          1,898     2.23
Federal funds sold and securities
    purchased under resale agreements           142,965         4,585     4.29          782,607         10,354     1.77
Trading account assets                          333,906         6,817     2.73          298,505          3,107     1.39
                                          -------------- -------------            -------------- --------------
       Total earning assets                  31,229,078     1,709,452     7.31       32,472,409      1,390,300     5.72
                                                         -------------                           --------------

Allowance for credit losses                    (635,230)                               (635,313)
Cash and due from banks                       2,204,603                               1,878,616
Premises and equipment, net                     484,682                                 497,503
Other assets                                  1,262,310                               1,328,587
                                          --------------                          --------------
       Total assets                        $ 34,545,443                            $ 35,541,802
                                          ==============                          ==============
LIABILITIES
Domestic deposits:
    Interest bearing                       $  5,999,738       110,321     2.46     $  7,881,352         68,564     1.16
    Savings and consumer time                 3,394,569        84,878     3.34        3,587,824         46,830     1.75
    Large time                                4,600,627       171,195     4.98        3,125,003         52,001     2.22
Foreign deposits(3)                           1,985,523        60,944     4.10        1,576,176         17,096     1.45
                                          -------------- -------------            -------------- --------------
       Total interest bearing deposits       15,980,457       427,338     3.58       16,170,355        184,491     1.53
                                          -------------- -------------            -------------- --------------
Federal funds purchased and securities
    sold under repurchase agreements          1,419,912        48,687     4.58          463,067          5,134     1.48
Commercial paper                              1,383,999        46,882     4.53          999,030         12,998     1.74
Other borrowed funds                            456,195        16,630     4.87          543,796          8,740     2.15
Medium and long-term debt                       200,000         7,873     5.26          399,788          7,198     2.41
UnionBanCal Corporation - obligated
    mandatorily redeemable preferred
    securities of subsidiary grantor trust      352,215        16,329     6.18          352,183         11,832     4.47
                                          -------------- -------------            -------------- --------------
       Total borrowed funds                   3,812,321       136,401     4.78        2,757,864         45,902     2.22
                                          -------------- -------------            -------------- --------------
       Total interest bearing liabilities    19,792,778       563,739     3.81       18,928,219        230,393     1.63
                                                         -------------                           --------------
Noninterest bearing deposits                 10,288,593                              11,915,106
Other liabilities                             1,049,511                                 968,204
                                          --------------                          --------------
       Total liabilities                     31,130,882                              31,811,529
SHAREHOLDERS' EQUITY
Common equity                                 3,414,561                               3,730,273
                                          --------------                          --------------
       Total shareholders' equity             3,414,561                               3,730,273
                                          --------------                          --------------
       Total liabilities and shareholders'
           equity                          $ 34,545,443                            $ 35,541,802
                                          ==============                          ==============
Net interest income/margin
     (taxable-equivalent basis)                             1,145,713     4.90%                      1,159,907     4.77%
Less: taxable-equivalent adjustment                             1,638                                    1,604
                                                         -------------                           --------------
       Net interest income                                $ 1,144,075                              $ 1,158,303
                                                         =============                           ==============

---------------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.





                                   Exhibit 10


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES

            ON A REPORTED EARNINGS BASIS (REFERENCE TO EXHIBIT 3) (1)
            -----------------------------------------------------


                         NONINTEREST INCOME (UNAUDITED)

                                                                                             PERCENTAGE CHANGE TO
                                                     FOR THE THREE MONTHS ENDED             SEPTEMBER 30, 2002 FROM
                                           ------------------------------------------------ ----------------------------
                                             September 30,       June 30,     September 30, September 30,     June 30,
   (DOLLARS IN THOUSANDS)                         2001             2002           2002         2001            2002
---------------------------------------    --------------     -----------     ------------- -------------   ------------
   Service charges on deposit accounts          $  62,742       $  69,869      $  68,629       9.38%          (1.77)%
   Trust and investment management fees            37,965          37,587         35,368      (6.84)          (5.90)
   Merchant transaction processing fees            21,315          22,421         22,860       7.25            1.96
   International commissions and fees              18,053          19,239         20,131      11.51            4.64
   Brokerage commissions and fees                   8,786           9,275          9,183       4.52           (0.99)
   Foreign exchange trading gains, net              6,351           7,011          8,193      29.00           16.86
   Merchant banking  fees                           7,742           9,081          6,819     (11.92)         (24.91)
   Insurance commissions                                -           6,252          6,120        nm            (2.11)
   Securities gains (losses), net                  (1,699)         (1,297)           550        nm              nm
   Other                                           12,150           9,336          4,573     (62.36)         (51.02)
                                           --------------     -----------     -------------
        Total noninterest income                $ 173,405       $ 188,774      $ 182,426       5.20%          (3.36)%
                                           ==============     ===========     =============


---------------------------------------
   nm = not meaningful




                         NONINTEREST EXPENSE (UNAUDITED)

                                                                                              PERCENTAGE CHANGE TO
                                                      FOR THE THREE MONTHS ENDED            SEPTEMBER 30 , 2002 FROM
                                           ----------------------------------------------- -----------------------------
                                            SEPTEMBER 30,       JUNE 30,   SEPTEMBER 30,   SEPTEMBER 30,     JUNE 30,
   (DOLLARS IN THOUSANDS)                       2001              2002          2002           2001            2002
--------------------------------------     --------------     -----------  --------------- -------------    ------------
   Salaries and other compensation              $ 140,147       $ 154,209      $ 152,057       8.50%          (1.40)%
   Employee benefits                               31,025          31,891         30,218      (2.60)          (5.25)
                                           --------------     -----------  ---------------
        Salaries and employee benefits            171,172         186,100        182,275       6.49           (2.06)
   Net occupancy                                   23,779          25,029         27,340      14.98            9.23
   Equipment                                       16,985          15,967         16,343      (3.78)           2.35
   Merchant transaction processing                 13,324          14,433         14,644       9.91            1.46
   Communications                                  13,074          12,568         13,186       0.86            4.92
   Professional services                            9,982          10,936         10,350       3.69           (5.36)
   Software                                         8,250          10,039         10,061      21.95            0.22
   Advertising and public relations                10,084           8,621          9,145      (9.31)           6.08
   Data processing                                  8,885           7,540          7,944     (10.59)           5.36
   Intangible asset amortization                    3,635           1,280          1,497     (58.82)          16.95
   Foreclosed asset expense (income)                  (60)            (13)            18        nm              nm
   Other                                           37,932          37,291         38,331       1.05            2.79
                                           --------------     -----------     -------------
        Total noninterest expense               $ 317,042       $ 329,791      $ 331,134       4.44%           0.41%
                                           ==============     ===========     =============

---------------------------------
    nm = not meaningful


     (1) 'Operating earnings' basis is the same as 'reported earnings' basis since there were no non-recurring items impacting noninterest income and noninterest expense for the three months ended September 30, 2001, June 30, 2002 and September 30, 2002.





                                   Exhibit 11


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES

            ON A REPORTED EARNINGS BASIS (REFERENCE TO EXHIBIT 3)
            -----------------------------------------------------


                         NONINTEREST INCOME (UNAUDITED)

                                                                                             PERCENTAGE CHANGE TO
                                                            FOR THE NINE MONTHS ENDED       SEPTEMBER 30, 2002 FROM
                                                         -------------------------------  --------------------------
                                                          SEPTEMBER 30,    SEPTEMBER 30,        SEPTEMBER 30,
   (DOLLARS IN THOUSANDS)                                     2001             2002                 2001
---------------------------------------------            ---------------   -------------  --------------------------
   Service charges on deposit accounts                         $ 181,614       $ 204,641            12.68%
   Trust and investment management fees                          116,880         109,680            (6.16)
   Merchant transaction processing fees                           60,814          65,982             8.50
   International commissions and fees                             53,288          57,593             8.08
   Gain on exchange of STAR System stock                          20,700               -           (100.00)
   Brokerage commissions and fees                                 26,764          28,090             4.95
   Merchant banking fees                                          26,671          22,845           (14.35)
   Foreign exchange trading gains, net                            19,472          21,653            11.20
   Insurance commissions                                               -          19,525              nm
   Securities gains (losses), net                                  4,318          (3,313)             nm
   Other                                                          12,082          15,955            32.06
                                                          --------------    ------------
      Total noninterest income                                 $ 522,603       $ 542,651             3.84%
                                                          ==============    ============
----------------------------------------
    nm = not meaningful






                         NONINTEREST EXPENSE (UNAUDITED)

                                                                                              PERCENTAGE CHANGE TO
                                                            FOR THE NINE MONTHS ENDED       SEPTEMBER 30, 2002 FROM
                                                         -------------------------------    ------------------------
                                                          SEPTEMBER 30,    SEPTEMBER 30,        SEPTEMBER 30,
   (DOLLARS IN THOUSANDS)                                      2001             2002                 2001
---------------------------------------------------      ---------------   -------------    ------------------------
   Salaries and other compensation                             $ 408,413       $ 448,690             9.86%
   Employee benefits                                              91,830          98,561             7.33
                                                         ---------------   -------------
      Salaries and employee benefits                             500,243         547,251             9.40
   Net occupancy                                                  70,375          75,750             7.64
   Equipment                                                      48,252          48,650             0.82
   Merchant transaction processing                                39,687          41,993             5.81
   Communications                                                 36,582          39,695             8.51
   Software                                                       22,614          31,610            39.78
   Professional services                                          29,155          30,789             5.60
   Advertising and public relations                               28,134          27,774            (1.28)
   Data processing                                                26,935          24,475            (9.13)
   Intangible asset amortization                                  10,806           3,661           (66.12)
   Foreclosed asset expense                                            1             130              nm
   Other                                                         119,195         112,510            (5.61)
                                                          --------------   -------------
      Total noninterest expense                                $ 931,979       $ 984,288             5.61%
                                                          ==============   =============

----------------------------------------
    nm = not meaningful





                                   Exhibit 12


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES

           ON AN OPERATING EARNINGS BASIS (REFERENCE TO EXHIBIT 4) (1)
           -------------------------------------------------------


                         NONINTEREST INCOME (UNAUDITED)

                                                                                              PERCENTAGE CHANGE TO
                                                            FOR THE NINE MONTHS ENDED       SEPTEMBER 30 , 2002 FROM
                                                          ------------------------------    ------------------------
                                                          SEPTEMBER 30,    SEPTEMBER 30,         SEPTEMBER 30,
   (DOLLARS IN THOUSANDS)                                     2001             2002                  2001
---------------------------------------------------       --------------   -------------    ------------------------
   Service charges on deposit accounts                         $ 181,614       $ 204,641            12.68%
   Trust and investment management fees                          116,880         109,680            (6.16)
   Merchant transaction processing fees                           60,814          65,982             8.50
   International commissions and fees                             53,288          57,593             8.08
   Brokerage commissions and fees                                 26,764          28,090             4.95
   Merchant banking fees                                          26,671          22,845           (14.35)
   Foreign exchange trading gains, net                            19,472          21,653            11.20
   Insurance commissions                                               -          19,525              nm
   Securities gains (losses), net                                  4,318          (3,313)             nm
   Other                                                          12,082          15,955            32.06
                                                          --------------   -------------
      Total noninterest income                                 $ 501,903       $ 542,651             8.12%
                                                          ==============   =============
------------------------------------
    nm = not meaningful






                         NONINTEREST EXPENSE (UNAUDITED)

                                                                                             PERCENTAGE CHANGE TO
                                                             FOR THE NINE MONTHS ENDED      SEPTEMBER 30, 2002 FROM
                                                           -----------------------------    -----------------------
                                                           SEPTEMBER 30,    SEPTEMBER 30,        SEPTEMBER 30,
   (DOLLARS IN THOUSANDS)                                      2001             2002                  2001
---------------------------------------------------        -------------    ------------    -----------------------
   Salaries and other compensation                             $ 408,413       $ 448,690             9.86%
   Employee benefits                                              91,830          98,561             7.33
                                                           -------------    ------------
      Salaries and employee benefits                             500,243         547,251             9.40
   Net occupancy                                                  70,375          75,750             7.64
   Equipment                                                      48,252          48,650             0.82
   Merchant transaction processing                                39,687          41,993             5.81
   Communications                                                 36,582          39,695             8.51
   Software                                                       22,614          31,610            39.78
   Professional services                                          29,155          30,789             5.60
   Advertising and public relations                               28,134          27,774            (1.28)
   Data processing                                                26,935          24,475            (9.13)
   Intangible asset amortization                                  10,806           3,661           (66.12)
   Foreclosed asset expense                                            1             130              nm
   Other                                                         113,013         112,510            (0.45)

      Total noninterest expense                                $ 925,797       $ 984,288             6.32%
                                                            ============    ============

---------------------------------------------
    nm = not meaningful

   (1) For the nine months reconciling items to the 'reported earnings' results see the bottom of exhibit 6.




                                   Exhibit 13